SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                             Securities Act of 1934
            (Amendment No.   )

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check appropriate box:
     [ ] Preliminary Proxy Statement
     [ ] Confidential, for use of the Commission Only
        (as permitted by Rule 14a-6(e)(2)
         [x] Definitive Proxy Statement
         [ ] Definitive Additional Materials
         [ ] Soliciting Materials pursuant to 240.14a-11(c) or 14a-12

                        INMEDICA DEVELOPMENT CORPORATION
                        --------------------------------
                 Name of Registrant as Specified in its Charter

                        INMEDICA DEVELOPMENT CORPORATION
                        --------------------------------
                      Name of Person Filing Proxy Statement

Payment of Filing Fee (check applicable box)
         [x] No fee required
         [ ] Fee computed on table below per Exchange Act Rule 14a- 6(i)(1) and 0-11
                  1) Title of each class of securities to which transaction applies__________________
                  2) Aggregate number of securities to which transaction applies_______________
                  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 Total Amount: How
                  Determined: 4) Proposed maximum aggregate value of transaction
                  5) Total Fee paid:  0
     [ ] fee paid previously with preliminary materials
         [ ] check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                 1) Amount previously paid
                 2) Form,  schedule  or  registration  statement  no.
                 3) Filing party
                 4) Date filed

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD September 10, 1998


            TO THE SHAREHOLDERS OF INMEDICA DEVELOPMENT CORPORATION:

    The Annual Meeting of Shareholders of InMedica Development Corporation (the "Company") will be held at 2:00 pm local time, Thursday, September 10, 1998 in the Sawtooth Room at the Little America Hotel, 500 South Main Street, Salt Lake City, Utah to consider and vote upon the following proposals:

     1. Proposal to elect four directors (Larry E. Clark, John R. Merendino, David L. Dingman and Richard Bruggeman) to serve for one year or until a successor is elected and qualified.

     2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the corporation.

Information regarding the matters to be acted on at the Annual Meeting is contained in the Proxy Statement accompanying this Notice. Shareholders of record as of July 31, 1998 are entitled to notice of and to vote at the Special Shareholders' Meeting. Shareholders who do not expect to attend the meeting are encouraged to mark, date, sign and return the enclosed Proxy.


                                              BY ORDER OF THE BOARD OF DIRECTORS

Salt Lake City, Utah                          Larry E. Clark, Chairman
July 31, 1998

                                      PROXY
                        INMEDICA DEVELOPMENT CORPORATION
                                 P.O. Box 27557
                           Salt Lake City, Utah 84127

               This Proxy is Solicited by the Board of Directors.

The undersigned hereby appoints Larry E. Clark and Richard Bruggeman as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of InMedica Development Corporation ("InMedica") held of record by the undersigned on July 31, 1998 at the Annual Meeting of Shareholders to be held on September 10, 1998 or any adjournment thereof.

1. ELECTION OF DIRECTORS

__       FOR all nominees listed below, (except as marked to the contrary below)

__       WITHHOLD AUTHORITY to vote for all nominees listed below  (INSTRUCTION:
TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

           Larry E. Clark          John R. Merendino
           David L. Dingman        Richard Bruggeman

2. Proposal to ratify the appointment of Arthur Andersen LLP as the independent public accountants of the Company

                  [ ] FOR          [ ] AGAINST        [ ] ABSTAIN

               This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for Proposals 1 and 2.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATED:___________                            ___________________________________
                                             Signature

PLEASE MARK, SIGN, DATE
AND RETURN THE PROXY
PROMPTLY USING THE                           ___________________________________
ENCLOSED ENVELOPE                            Signature if held jointly

                        INMEDICA DEVELOPMENT CORPORATION
                               825 North 300 West
                           Salt Lake City, Utah 84103
                                  801-521-9300


                                 PROXY STATEMENT

     This Proxy Statement is being furnished to shareholders of InMedica Development Corporation, a Utah corporation, ("InMedica" or the "Company"), in connection with the solicitation of proxies by the Board of Directors of InMedica for use at the Annual Meeting of its shareholders to be held on Thursday September 10, 1998 at 2:00 pm, local time, in the Sawtooth Room at the Little America Hotel, 500 South Main, Salt Lake City, Utah, and at any adjournment thereof (the "Meeting"). At the Meeting, InMedica shareholders will be asked to elect four directors to serve for one year or until a successor is elected and qualified and to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants.

         This Proxy Statement, Notice and enclosed form of proxy are first being mailed to shareholders of InMedica on or about August 5, 1998.

          Only holders of record of InMedica Common Stock (also referred to herein as "common shares" or "shares") as of the close of business on July 31, 1998, (the "Record Date") will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were 8,550,899 shares of InMedica Common Stock issued and outstanding. The affirmative vote of the holders of a plurality of such shares present in person or by proxy at the meeting is required to elect directors and to ratify the appointment of the Company's auditors. Each holder of common shares is entitled to one vote for each share held; cumulative voting is not permitted.

          Shares of InMedica Common Stock represented by proxies properly signed and returned, unless previously revoked, will be voted at the Meeting by the persons named in the accompanying proxy in accordance with the instructions thereon. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the Proxy will be voted "for" approval and adoption of each of the proposals noted on the proxy. Abstentions and broker non-votes are each included in the determination of the number of shares present. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non- votes are not counted for purposes of determining whether a proposal has been approved. A shareholder returning an executed Proxy may revoke or change the Proxy by giving written notice to the Secretary of the Company, Richard Bruggeman, at the above address, or by attending the meeting in person and notifying the Secretary of the Company of such revocation or change prior to the exercise of the powers conferred by the Proxy. The solicitation of Proxies will be made by mail and may also be made by Officers and Directors of the Company in person or by telephone or mail. The cost of soliciting Proxies will be borne by the Company.

     The Company is authorized to issue up to 20,000,000 common shares, par value $.001 per share with 8,550,899 shares issued and outstanding as of July 31, 1998 (the Record Date). The following table furnishes information concerning the common stock ownership of nominees, directors, officers, and principal shareholders as of July 31, 1998.

                            Nature of        Number of
 Name and Position          Ownership       Shares Owned       Percent
 -----------------          ---------       ------------       -------

   Larry E. Clark             Direct          1,593,000          18.6%

   Allan L. Kaminsky          Direct            798,875           9.3%
   4602 S. Fortuna Way
   S.L.C., Utah 84124
   Principal Shareholder

   Paul J. Diehl              Direct  &         719,230-1         8.4%
   2963 E. Fallentine Rd.     Indirect
   Sandy, Utah   84092
   Principal Shareholder

   J. Lynn Smith              Direct  &         452,048-2         5.3%
   5770 S. 250 East #115      Indirect
   Murray, Utah 84107-8100
   Principal Shareholder

   John R. Merendino          Options            75,000           0.9%
   Director

   David L. Dingman           Options            75,000           0.9%
   Director


--------------------------------
     1 - Includes 639,599 shares held by the Paul J. Diehl, M.D. P.C. profit sharing plan, one share held by Paul J. Diehl, P.C. and 79,630 shares held by Dr. Diehl as custodian for his wife's daughter, Shanon.

     2 - Includes 186,048 shares held directly by Dr. Smith and 266,000 shares held by the J. Lynn Smith Family Limited Partnership.

   Richard Bruggeman          Direct &          174,387-3         2.0%
   Director, Chief            Indirect
   Financial Officer          Options           106,500           1.2%
                                                -------           ----
                                 Total          280,887           3.2%
                                                =======

   All Executive Officers     Direct   &      1,767,387          20.7%
   and Directors as a         & Indirect
   group (4 persons)          Options           265,500           3.0%
                                                -------           ----
                              Total           2,032,887          23.1%
                                                                =======

Shares shown in the forgoing table as directly owned are owned beneficially and of record, and such record shareholder has sole voting, investment, and dispositive power. Calculations of the percentage of ownership of shares outstanding in the foregoing table assumes the exercise of options, to which the percentage relates. Percentages calculated for totals assume the exercise of options comprising such totals. As to totals of shares held by principal shareholders, the Company has relied upon the latest filing on Form 13D furnished to the Company by such shareholders.


                        DIRECTORS AND EXECUTIVE OFFICERS

         At the meeting, four directors are to be elected to hold office for one year or until their successors are elected and qualified. Unless authority is withheld, it is the intention of the persons named in the enclosed form of proxy to vote "for" the election as directors of the persons named in the table below who are also nominees for director.

     Name                         Age              Director Since
     ----                         ---              --------------

     Larry E. Clark               76                   1995

     John R. Merendino            59                   1995

     David L. Dingman             61                   1995

     Richard Bruggeman            43                   1995

     Certain information follows regarding the executive officers and directors of InMedica and their business backgrounds for at least the last five years.
--------
     3 - Includes 400 shares held in individual retirement accounts and 4,620 shares held in a family trust of which Mr. Bruggeman is Trustee.

         LARRY E. CLARK - Chairman, Principal Executive Officer and Director of InMedica. Mr. Clark was president of Clark-Knoll & Associates, Inc., a Denver, Colorado management consulting firm specializing in mergers and acquisitions from 1963 to 1969. He served as president of Petro-Silver, Inc., a small public company based in Salt Lake City, Utah, which engaged in the oil and gas business from 1970 to 1975. From 1975 to 1981 Mr. Clark was president of Larry Clark & Associates, a private company which engaged in a corporate mergers and acquisitions business. In 1981, Mr. Clark formed Hingeline-Overthrust Oil & Gas, Inc., a Utah public company, which merged with Whiting Petroleum Corporation of Denver, Colorado in December 1983. Mr. Clark served as a director of Whiting Petroleum from 1983 until 1992 when Whiting Petroleum merged with IES Industries and Mr. Clark returned to full time employment as president of Larry Clark & Associates. Mr. Clark graduated from the U.S. Merchant Marine Academy with a BS degree in Naval Science in 1943 and received a degree in Business Administration from the University of Wyoming in 1948.

     JOHN R. MERENDINO, M.D. - Director and Nominee for Director of InMedica. Dr. Merendino obtained a D.A. in chemistry from Lafayette College, Pennsylvania in 1960 and an M.D. degree from New Jersey College of Medicine and Dentistry in 1964. He completed his internship and residency at Monmouth Medical Center in New Jersey. From 1976 to 1984 he was an Associate Clinical Professor at the
University of Utah School of Medicine. He also served as a member of the residency committee of the University of Utah School of Medicine from 1978 to 1984. He was Chairman of the Division of Orthopedics at Holy Cross Hospital, Salt Lake City, Utah from 1977 to 1984 and Chairman (or Chairman elect) of the Department of Surgery, Holy Cross Hospital. Since 1984, he has been engaged in private practice in Orthopedics and Sports Medicine. He also acts as an independent consultant to the Honolulu Athletic Club, Alta View Sports Medicine Clinic and Diversified Tech Inc. He is a Director of the Snowbird Clinic, physician to the U.S. Ski Team and a member of the Board of Advisors to Nautilus Physical Fitness Centers. He previously served as the Team Physician to the Salt Lake Golden Eagles and the Salt Lake Gulls, professional sports teams.

      DAVID L. DINGMAN, M.D. - Director of the Company. Dr. Dingman is a Professor of Surgery, Emeritus, at the University of Utah Medical Center. He was Associate Professor and Professor of Surgery from 1989-1993. He was an Attending Staff Surgeon at the Veterans Administration Medical Center, Salt Lake City, Utah from 1984-1989. He also served as Chairman of the Department of Surgery at Holy Cross Hospital in Salt Lake City, Utah from 1986-1989 and as Chairman of the Department of Plastic Surgery at Holy Cross Hospital from 1982-1985. From 1972-1989 he was a Clinical Associate Professor of Surgery at the University of Utah Medical Center. He graduated in pre-med from Dartmouth College in 1957 and received his M.D. degree from the University of Michigan in 1961.

      RICHARD BRUGGEMAN - Director and Secretary/Treasurer and Chief Financial Officer of the Company. Since 1993, he has been employed as Controller of

Kitchen Specialties, Inc., a Salt Lake City firm distributing kitchen appliances in the United States and Canada. From 1986 until 1993 he was employed by the Company's subsidiary, MicroCor, Inc. as financial manager. During the period 1983-1985, he was a sole practitioner in accounting and from 1981-1983 he was employed by the Salt Lake City public accounting firm of Robison Hill & Co. He graduated from the University of Utah in 1981 with a B.S. degree in accounting.

         Each director serves until the next annual meeting of shareholders or until a successor is elected and qualified. Officers serve at the pleasure of the board of directors. No arrangement or understanding exists between any officer or director and any other person pursuant to which he was nominated or elected as director or selected as an officer.

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of equity securities of the Company. Officers, directors and greater than ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended December 31, 1997 all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent shareholders were complied with.

                    BOARD OF DIRECTORS AND COMMITTEE MEETINGS

         The Company does not have nominating, audit or compensation committees of the Board. The full board conducts the function of an audit committee. There were two meetings of the Board of Directors held during the fiscal year ended December 31, 1997. No member of the board of directors, then serving, attended less than 75% of all meetings.


                             EXECUTIVE COMPENSATION

     No executive officer of the Company has received compensation during the three fiscal years ended December 31, 1997, except as disclosed in the table below:

                                      Annual Compensation
                                           Long Term
                                      Compensation Awards
Name                   Year     Salary     Bonus    Common Stock underlying Options     Other
                       ----     ------     -----    -------------------------------     -----
Larry E. Clark  (CEO)  1997    $  -          -                    -                     $51,996*
Larry E. Clark  (CEO)  1996    $39,000       -                    -                        -
Larry E. Clark  (CEO)  1995    $  -          -                 450,000                     -

* - includes consulting fees paid ($30,331) and consulting fees accrued for payment ($21,665) to a corporation owned by Larry E. Clark.

          Compensation of officers and employees is determined by the Board of Directors. Mr. Larry E. Clark, chief executive officer, is chairman of the Board of Directors. See Note 3 to the financial statements included as a part of the Company's annual report to shareholders for information regarding the Company's Stock Incentive Plan, Formula Stock Option Plan and Other Stock Options.

     The following tables show certain information regarding stock options granted to and exercised by officers named in the executive compensation table:

                     OPTIONS GRANTED IN THE LAST FISCAL YEAR

                              % of Total
                              Options
                              Granted to       Exercise
                  Options     Employees in     Price         Expiration
       Name       Granted     FY 1997          ($/Share)     Date
       ----       -------     ------------     ---------     ----

      None


                      AGGREGATED OPTIONS EXERCISED IN LAST
                  FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                Value of Unexercised
                                                         Number of              In-The-Money
                                                         Unexercised Options    Options at Fiscal
                     Shares                              at Fiscal Year End     Year End
                     Acquired on       Value             Exercisable/           Exercisable/
       Name          Exercise (#)      Realized ($)      Unexercisable          Unexercisable
       ----          ------------      ------------      -------------------    -------------

        Larry E.
          Clark        450,000            0                 0/0                    $ 0/0/0


         The Company presently has no plan for the payment of any annuity or pension retirement benefits to any of its officers or directors, and no other remuneration payments, contingent or otherwise, are proposed to be paid in the future to any officer or director, directly or indirectly.


                             DIRECTORS' COMPENSATION

     Directors may be compensated at the rate of $100 for attendance at each board meeting, but did not receive compensation for meetings attended in 1997 and 1996.


                    MANAGEMENT INDEBTEDNESS AND TRANSACTIONS

         No officer, director, nominee for director, or associate of any such officer, director or nominee has been, since the beginning of the last fiscal year, or is presently indebted to the Company. There have been no transactions since the beginning of the Company's last fiscal year, nor are there any proposed transactions, in which any officer, director, nominee or principal security holder has a direct or indirect material interest, except as described below:

      During June 1997, Larry E. Clark retired the outstanding balance of the Company's bank loan (on which he was a co-obligor) with proceeds of a new loan in the amount of $355,000 and the Company signed a note to Mr. Clark for the amount of the pay-off and a Line of Credit Loan Agreement (the "Agreement") pursuant to which Mr. Clark agreed to loan the Company up to $450,000, including the amount of the pay-off. Loans by Mr. Clark to the Company pursuant to the Agreement are to be upon terms not less favorable than the terms of a loan obtained concurrently by Mr. Clark from Bank One Utah, NA. In connection with the refinancing of the Company's bank loan, all collateral securing the original bank debt, including the J & J Medical, Inc. royalty contract dated June 15, 1995 and collateral which had been supplied by Mr. Clark, was released. The Company then granted to Mr. Clark a security interest in the J & J Medical, Inc. royalty agreement as security for repayment of loans from Mr. Clark pursuant to the Agreement. The interest rate pursuant to the Agreement with Mr. Clark is less than that previously paid by the Company on the bank loan. Following periodic payments against the loan balance and a $135,000 payment on the loan balance following the exercise of stock options by Mr. Clark (see "Executive Compensation"), the outstanding balance on the loan owed to Mr. Clark by the Company is $145,000 as of June 30, 1998.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be presented at the 1999 Annual Meeting of Shareholders must be received by InMedica at its corporate offices on or before April 5, 1999 in order to be included in the Proxy Statement and Form of Proxy relating to that meeting.


                          RELATIONSHIP WITH INDEPENDENT
                               PUBLIC ACCOUNTANTS

     The independent public accounting firm which conducted the audit of the financial statements of InMedica is Arthur Andersen LLP. One or more representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they desire to do so and will be expected to be available to respond to appropriate questions. InMedica has selected the same firm to conduct the audit of its financial records for the current year. There have been no disagreements with accountants on accounting and financial disclosure.

THE COMPANY WILL PROVIDE TO EACH SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WRITTEN REQUEST FOR SUCH INFORMATION SHOULD BE DIRECTED TO RICHARD BRUGGEMAN, P.O. BOX 27557, SALT LAKE CITY, UTAH 84127.